UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22398

Spinnaker ETF Series
(Exact name of registrant as specified in charter)

116 South Franklin Street, Rocky Mount, North Carolina  27804
(Address of principal executive offices)   (Zip code)

Paracorp Inc.
2140 South Dupont Hwy, Camden, DE 19934
 (Name and address of agent for service)

Registrant's telephone number, including area code: 252-972-9922

Date of fiscal year end: September 30

Date of reporting period: September 30, 2023

Item 1. REPORT TO STOCKHOLDERS.
(a)
ANNUAL REPORT
As of September 30, 2023

Trajan Wealth Income
Opportunities ETF

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trajan Wealth Income Opportunities ETF (the “ETF”). The ETF’s shares are not deposits or obligations of, or guaranteed by, any depository institution. The ETF’s shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Table of Contents
Letter to Shareholders	………………………………………………………………………………	1
Performance Update	………………………………………………………………………………	3
Schedule of Investments	………………………………………………………………………………	4
Statement of Assets and Liabilities	………………………………………………………………………………	7
Statement of Operations	………………………………………………………………………………	8
Statements of Changes in Net Assets	………………………………………………………………………………	9
Notes to Financial Statements	………………………………………………………………………………	11
Additional Information	………………………………………………………………………………	21

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Trajan Wealth Income Opportunities ETF (the “ETF” or “Fund”) and of the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

An investor should consider the investment objectives, risks, charges and expenses of the ETF carefully before investing. The prospectus contains this and other information about the ETF. A copy of the prospectus is available at www.etfpages.com/430 or by calling The Nottingham Company at 800-773-3863. The prospectus should be read carefully before investing.

For More Information on the Trajan Wealth Income Opportunities ETF

See Our Web site @ trajanwealthetf.com
or
Call Our Shareholder Services Group at 800-773-3863.

(Unaudited)
Dear Trajan Wealth Income Opportunities (TWIO) Shareholder:
Enclosed please find the Annual Report for the Trajan Wealth Income Opportunities ETF (“TWIO” or the “ETF”) for the period ending September 30, 2023.
Over the last fiscal year, TWIO’s NAV has fallen slightly from $8.45 to $8.43, and the number of shares outstanding has grown from $2.98MM to 4.58MM. The ETF distributes income on a quarterly basis and has a 30-day SEC yield of 5.84%.  The market environment has been challenging over the past year, with rising interest rates and falling prices impacting the TWIO holdings in all asset classes – bonds, common, and preferred stocks. While the environment has been a difficult one, we are pleased with the performance of TWIO relative to the performance benchmark. The performance table below shows TWIO’s performance relative to the indices shown below.
The objective of the TWIO portfolio is to provide current income, conservation of principal, and the opportunity for limited capital appreciation. The one-year NAV total return for TWIO was 4.41%. In this difficult environment, we feel income-oriented strategies like TWIO are attractive both as a source of income and for its relative price stability.
The economic/financial market environment and TWIO:
•	The economic environment has been challenging with the Federal Reserve raising interest rates.
•	The sharp rise in interest rates has impacted all risk assets.
Characteristics of the TWIO portfolio:
•
The TWIO portfolio is comprised of three asset classes; domestic preferred stocks, income producing fixed income securities, and income producing common stocks. Investments in each of the three asset classes have the primary objective of producing current income and secondary objectives of conservation of principal and the opportunity for limited capital appreciation.

•	The preferred stocks in TWIO are typically the $25 par preferred structure.
•	The daily average volume in TWIO, for the past 90 days, has been 29,535/shares.
In summary, we believe TWIO is well positioned for the current economic environment, with real growth returning to 1.5 to 2.5%, and U.S. public equity performance returning to long-term trends. With interest rates returning to normal higher levels y, the income component of any asset will be more important as a source of return.
Period ended September 30, 2023	Year to Date	1 Year	Since Inception 03/31/2021	Gross Expense Ratio[1]	Net Expense Ratio[2]
Trajan Wealth Income Opportunities ETF	0.81%	4.41%	(2.85)%	1.32%	0.86%
Bloomberg U.S. Aggregate Bond TR Index	(1.21)%	0.64%	(5.17)%	N/A	N/A
S&P U.S. Preferred Stock Index	(0.39)%	(3.39)%	(9.64)%	N/A	N/A
S&P 400 Mid-Cap Index	4.27%	15.51%	(0.13)%	N/A	N/A
45% S&P Preferred Stock TR Index/ 35% Bloomberg U.S. Aggregate Bond TR Index/ 20% S&P 400 Mid-Cap TR Index	0.96%	(0.60)%	(1.08)%	N/A	N/A
The performance information quoted represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data current to the most recent month-end by calling 1-800-773-3863. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions.
1Gross expense ratio as of the ETF’s most recent Prospectus dated February 1, 2023.
2Net expense ratio is as of the ETF’s most recent Prospectus dated February 1, 2023. The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees in an amount that limits the Fund’s annual operating expenses (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor)) to not more than 0.85% of the average daily net assets of the Fund through January 31, 2024. The Expense Limitation Agreement may not be terminated prior to that date. Further, net annual operating expenses for the Fund may exceed those contemplated by the waiver due to acquired fund fees and other expenses that are not waived under the Expense Limitation Agreement.

Management Outlook
As of September 30, 2023, the TWIO portfolio is allocated approximately 28% common stock, 37% preferred stock, 33% fixed income, and 2% cash.  We have increased the allocation to fixed income insignificantly. The increase has been in high quality credit sectors, including US Treasuries, government guaranteed mortgage bonds, and investment grade corporates. With the current higher interest rates, we feel adding high quality fixed income to the TWIO portfolio makes the most sense. TWIO currently has 52 individual holdings; 15 common stocks, 21 preferred stocks, and 16 bonds.  We anticipate maintaining a varied portfolio both in terms of asset classes and individual holdings. We believe the portfolio is appropriately varied by industry and maturity segments.
As we look ahead, we anticipate changes to the overall portfolio.  Our primary focus at this stage of the cycle is to look for sources of additional yield, while increasing the level of principal stability. We feel increasing the fixed income allocation and pairing down preferred stock would help in the above objective.

Sincerely,
David Busch, CFA
Portfolio Manager
Udayan Mitra, CFA
Chief Investment Officer
Trajan Wealth Income Opportunities (TWIO)

(RCTWO1123001)

Trajan Wealth Income Opportunities ETF
Performance Update (Unaudited)
For the period from March 31, 2021 (commencement of operations) through September 30, 2023

The graph above assumes an initial $10,000 investment and the reinvestment of dividends and capital gains distributions. This graph depicts the performance of the Trajan Wealth Income Opportunities ETF (the “Fund”) versus the 20% S&P 400 Mid-Cap/35% Bloomberg Capital Aggregate Bond/45% S&P Preferred Stock, Bloomberg Capital Aggregate Bond Index, S&P Preferred Stock Index, and S&P 400 Mid-Cap Index. It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Average Annual Total Returns
As of	One	Since	Inception
September 30, 2023	Year	Inception	Date
Trajan Wealth Income Opportunities ETF	4.41%	(2.85)%	3/31/2021
45% S&P Preferred Stock/35% Bloomberg U.S. Aggregate Bond/20% S&P 400 Mid-Cap	(0.60)%	(1.08)%
Bloomberg U.S. Aggregate Bond Index	0.64%	(5.17)%
S&P Preferred Stock Index	(3.39)%	(9.64)%
S&P 400 Mid-Cap Index	15.51%	(0.13)%

Performance quoted in the previous graph represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. The Sub-Advisor has entered into an expense limitation agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Adviser or Sub-Adviser) to not more than 0.85% of the average daily net assets of the Fund for the current fiscal year, and may be terminated by the Board of Trustees at any time. The current term of the Expense Limitation Agreement remains in effect through January 31, 2024. The Sub-Adviser cannot recoup from the Fund any amounts paid by the Sub-Adviser under the expense limitation agreement. Without the waiver, the expenses would be 1.32% per the ETF’s most recent prospectus dated February 1, 2023. An investor may obtain performance data, current to the most recent month-end, by visiting ncfunds.com.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on ETF distributions or the redemption of ETF shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions, if any.

Trajan Wealth Income Opportunities ETF
Schedule of Investments
As of September 30, 2023
	Dividend Rate	Shares	Value (Note 1)

Common Stocks - 28.45%
Consumer Discretionary - 1.57%
VF Corp		34,358	$ 607,106
Consumer Staples - 5.90%
Bunge Ltd		6,911	748,116
Flowers Foods Inc		33,919	752,323
Kellanova		13,037	775,832
			2,276,271
Energy - 5.78%
Pioneer Natural Resources Co		3,340	766,697
Valero Energy Corp		5,340	756,731
Williams Cos Inc/The		20,963	706,243
			2,229,671
Financials - 3.63%
American International Group Inc		10,815	655,389
Blackstone Inc		6,952	744,837
			1,400,226
Health Care - 1.94%
Bristol-Myers Squibb Co		12,878	747,439
Industrials - 2.10%
Star Bulk Carriers Corp		42,100	811,688
Materials - 1.97%
Sonoco Products Co		14,023	762,150
Real Estate - 1.84%
Realty Income Corp		14,215	709,897
Utilities - 3.72%
Black Hills Corp		14,461	731,582
OGE Energy Corp		21,091	702,963
			1,434,545
Total Common Stocks (Cost $11,278,471)			10,978,993
Preferred Stocks - 37.07%
Communications - 2.07%
AT&T Inc	5.000%	39,600	800,712
Federal Agency - 2.00%
Federal Agricultural Mortgage Corp	5.250%	38,327	771,523
Financials - 24.59%
Allstate Corp/The	5.100%	40,100	783,554
Annaly Capital Management Inc	6.750%	32,197	764,679
Arbor Realty Trust Inc	6.250%	38,823	716,284
Aspen Insurance Holdings Ltd	5.625%	44,973	865,281
Athene Holding Ltd	6.350%	38,653	836,837
Brighthouse Financial Inc	6.250%	35,113	824,804
Compass Diversified Holdings	7.875%	33,014	799,929
Dime Community Bancshares Inc	5.500%	29,790	461,745
Dynex Capital Inc	6.900%	33,268	758,178
FTAI Aviation Ltd	8.250%	36,065	815,430
Invesco Mortgage Capital Inc	7.750%	17,915	387,322
See Notes to Financial Statements

Trajan Wealth Income Opportunities ETF
Schedule of Investments
As of September 30, 2023
	Dividend Rate		Shares	Value (Note 1)

Preferred Stocks - continued
Financials - continued
KKR Real Estate Finance Trust Inc	6.500%		25,877	$ 421,795
Pebblebrook Hotel Trust	6.375%		36,568	720,024
Summit Hotel Properties Inc	6.250%		17,029	333,939
				9,489,801
Industrials - 6.49%
Costamare Inc	7.625%		9,903	245,693
Costamare Inc	8.875%		18,979	482,826
Scorpio Tankers Inc	7.000%		36,925	914,632
Seapeak LLC	8.500%		35,860	863,509
				2,506,660
Utilities - 1.92%
CMS Energy Corp	5.875%		32,834	740,735
Total Preferred Stocks (Cost $15,930,860)				14,309,431
Corporate Bonds - 17.20%	Interest Rate	Maturity Date	Principal Amount
Communications - 1.32%
T-Mobile USA Inc	3.600%	11/15/2060	$ 824,800	507,706
Consumer Discretionary - 1.06%
US Airways 2013-1 Class A Pass Through Trust	3.950%	11/15/2025	431,313	407,590
Energy - 4.54%
Buckeye Partners LP	5.850%	11/15/2043	1,000,000	731,250
Motiva Enterprises LLC	6.850%	1/15/2040	1,000,000	1,022,612
				1,753,862
Health Care - 1.20%
Cleveland Clinic Foundation/The	4.858%	1/1/2114	569,200	463,947
Industrials - 2.11%
Valmont Industries Inc	5.250%	10/1/2054	1,010,800	815,023
Materials - 4.53%
Freeport-McMoRan Inc	5.450%	3/15/2043	1,000,000	858,750
Olin Corp	5.000%	2/1/2030	1,000,200	888,928
				1,747,678
Technology - 2.44%
HP Inc	6.000%	9/15/2041	1,000,600	941,726
Total Corporate Bonds (Cost $8,640,297)				6,637,532
Federal Agency - 10.54%
Fannie Mae REMICS	6.000%	4/25/2046	949,255	947,645
Fannie Mae REMICS	3.000%	9/25/2057	1,000,000	695,183
Freddie Mac Pool	5.000%	1/1/2053	351,700	332,104
Freddie Mac Pool	5.500%	4/1/2053	969,678	938,389
Freddie Mac Pool	6.000%	7/1/2053	1,167,080	1,152,728
Total Federal Agency (Cost $4,254,936)				4,066,049
United States Treasury Notes - 5.11%
	3.875%	3/31/2025	1,000,000	980,000
	4.625%	2/28/2025	1,000,000	990,938
Total United States Treasury Notes (Cost $1,995,188)				1,970,938
See Notes to Financial Statements

Trajan Wealth Income Opportunities ETF
Schedule of Investments
As of September 30, 2023
	Shares	Value (Note 1)

Short-Term Investment - 1.11%
Goldman Sachs Financial Square Government Fund, 5.24%(a) (Cost $429,671)	429,671	$ 429,671
Investments, at Value (Cost $42,529,423) - 99.48%		38,392,614
Other Assets Less Liabilities - 0.52%		201,952
Net Assets - 100.00%		$ 38,594,566

(a) Represents 7-day effective SEC yield as of September 30, 2023.

Summary of Investments by Sector	% of Net Assets	Value
Common Stocks
Consumer Discretionary	1.57%	$ 607,106
Consumer Staples	5.90%	2,276,271
Energy	5.78%	2,229,671
Financials	3.63%	1,400,226
Health Care	1.94%	747,439
Industrials	2.10%	811,688
Materials	1.97%	762,150
Real Estate	1.84%	709,897
Utilities	3.72%	1,434,545
Preferred Stocks
Communications	2.07%	800,712
Federal Agency	2.00%	771,523
Financials	24.59%	9,489,801
Industrials	6.49%	2,506,660
Utilities	1.92%	740,735
Corporate Bonds
Communications	1.32%	507,706
Consumer Discretionary	1.06%	407,590
Energy	4.54%	1,753,862
Health Care	1.20%	463,947
Industrials	2.11%	815,023
Materials	4.53%	1,747,678
Technology	2.44%	941,726
Federal Agency	10.54%	4,066,049
United States Treasury Notes	5.11%	1,970,938
Short-Term Investment	1.11%	429,671
Other Assets Less Liabilities	0.52%	201,952
Total Net Assets	100.00%	$38,594,566

See Notes to Financial Statements

Trajan Wealth Income Opportunities ETF
Statement of Assets and Liabilities
As of September 30, 2023
Assets:
Investments, at value	$38,392,614
Dividends receivable	144,927
Interest receivable	144,198
Prepaid insurance	2,518
Total assets	38,684,257
Liabilities:
Accrued expenses:
Advisory fees	28,939
Professional fees	19,638
Administration fees	1,050
Trustee fees and meeting expenses	2,277
Transfer agent fees	138
Compliance fees	342
Fund accounting fees	182
Operational expenses	36,695
Other expenses	430
Total liabilities	89,691
Total Net Assets	$38,594,566
Net Assets Consist of:
Paid in capital	$44,201,680
Accumulated deficit	(5,607,114)
Total Net Assets	$38,594,566
Investments, at cost	$42,529,423
Capital Shares Outstanding, no par value
(unlimited authorized shares)	4,580,000
Net Asset Value, Per Share	$8.43

See Notes to Financial Statements

Trajan Wealth Income Opportunities ETF
Statement of Operations
For the fiscal year ended September 30, 2023	430
Investment Income:
Dividends	$1,219,857
Interest	546,701
Total Investment Income	1,766,558
Expenses:
Advisory fees (note 2)	170,381
Registration and filing expenses	1,825
Professional fees	37,451
Administration fees (note 2)	32,450
Fund accounting fees (note 2)	24,260
Transfer agent fees (note 2)	12,162
Shareholder fulfillment fees	25,497
Custody fees	14,576
Trustee fees and meeting expenses (note 3)	8,372
Security pricing fees	5,621
Compliance fees (note 2)	22,842
Insurance fees	3,358
Other expenses	4,419
Total Expenses	363,214
Fees waived (note 2)	(99,898)
Net Expenses	263,316
Net Investment Income	1,503,242
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss from investment transactions	(1,112,308)
Net change in unrealized appreciation (depreciation) on investments	242,828
Net Realized and Unrealized Loss on Investments	(869,480)
Net Increase in Net Assets Resulting from Operations	$ 633,762

See Notes to Financial Statements

Trajan Wealth Income Opportunities ETF
Statements of Changes in Net Assets
For the fiscal year ended September 30,	430
	2023	2022
Operations:
Net investment income	$1,503,242	$1,031,244
Net realized loss from investment transactions	(1,112,308)	(420,556)
Net change in unrealized appreciation (depreciation) on investments	242,828	(4,278,142)
Net Increase (Decrease) in Net Assets Resulting from Operations	633,762	(3,667,454)
Distributions to Shareholders From Distributable Earnings	(1,447,525)	(984,239)
Capital Share Transactions:
Shares sold	17,023,136	8,063,854
Shares repurchased	(2,785,958)	(495,703)
Net Increase in Net Assets Resulting from Capital Share Transactions	14,237,178	7,568,151
Net Increase in Net Assets	13,423,415	2,916,458
Net Assets:
Beginning of Year	25,171,151	22,254,693
End of Year	$38,594,566	$25,171,151
Share Information:
Shares sold	1,920,000	840,000
Shares repurchased	(320,000)	(50,000)
Net Increase in Capital Shares	1,600,000	790,000

See Notes to Financial Statements

Trajan Wealth Income Opportunities ETF
Financial Highlights
	September 30,
For a share outstanding during the fiscal periods ended	2023	2022	2021	(a)
Net Asset Value, Beginning of Period	$8.45	$10.16	$10.00

Income (Loss) from Investment Operations:
Net investment income (e)	0.42	0.39	0.14
Net realized and unrealized gain (loss) on investments	(0.05)	(1.73)	0.16	(d)

Total from Investment Operations	0.37	(1.34)	0.30

Less Distributions From:
Net investment income	(0.39)	(0.37)	(0.14)
Net realized gains	-	-	-

Total Distributions	(0.39)	(0.37)	(0.14)

Net Asset Value, End of Period	$8.43	$8.45	$10.16

Total Return	4.41%	(13.46)%	2.99%	(c)

Net Assets, End of Period (in thousands)	$38,595	$25,171	$22,255
Ratios of:
Gross Expenses to Average Net Assets	1.17%	1.31%	2.71%	(b)
Net Expenses to Average Net Assets	0.85%	0.85%	0.85%	(b)
Net Investment Income to Average Net Assets	4.85%	4.17%	4.28%	(b)
Portfolio turnover rate	10.28%	23.89%	12.90%	(c)
(a)	For the initial period from March 31, 2021 (Commencement of Operations) through September 30, 2021.
(b)	Annualized
(c)	Not annualized
(d)
The amount of realized and unrealized gain (loss) per share does not accord with the amounts reported in the Statement of Operations due to the timing of the Fund share creations in relation to fluctuating market values during the period.

(e)	Calculated using average shares

See Notes to Financial Statements

Trajan Wealth Income Opportunities ETF
Notes to Financial Statements
As of September 30, 2023

1.	Organization and Significant Accounting Policies
The Trajan Wealth Income Opportunities ETF, an actively managed exchange-traded fund (the “ETF”), is a non-diversified series of the Spinnaker ETF Series (the “Trust”). The Trust was established as a Delaware statutory trust under an Agreement and Declaration of Trust on December 21, 2016, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”).
The ETF commenced operations on March 31, 2021. The investment objective of the ETF is to seek to provide current income, conservation of principal, and the opportunity for limited capital appreciation. The ETF seeks to achieve its investment objective by investing in a combination of retail preferred securities, income producing fixed income securities, and income producing common stocks.
The Trust will issue and redeem shares at Net Asset Value (“NAV”) only in a large, specified number of shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 10,000 shares. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash. As a practical matter, only authorized participants may purchase or redeem these Creation Units. Except when aggregated in Creation Units, the shares are not redeemable securities of the ETF. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in proper form by Capital Investment Group, Inc. (the “Distributor”).  Individual shares of the ETF may only be purchased and sold in secondary market transactions through brokers. Shares of the ETF are listed for trading on NYSE Arca under the trading symbol TWIO, and because shares will trade at market prices rather than NAV, shares of the ETF may trade at a price greater than or less than NAV.
Creation Transaction Fees
A fixed creation transaction fee of $500 per transaction (the “Creation Transaction Fee”) is applicable to each transaction regardless of the number of Creation units purchased in the transactions.  An additional variable charge for cash creations or partial cash creations may also be imposed to compensate the ETF for the costs associated with buying the applicable securities. The price for each Creation Unit will equal the ETF’s daily NAV per share times the number of Shares in a Creation Unit plus the Creation Transaction Fees, and, if applicable, any transfer taxes.
The following is a summary of significant accounting policies consistently followed by the ETF. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The ETF follows the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946 “Financial Services – Investment Companies.”
Investment Valuation
The ETF’s investments in securities are carried at fair market value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean of the most recent bid and ask prices. Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the security is principally traded closes early or if trading of the particular security is halted during the day and does not resume prior to the ETF’s net asset value calculation) or which cannot be accurately valued using the ETF’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Board of Trustees (the “Board” or the “Trustees”).  A security’s “fair value” price may differ from the price next available for that security using the ETF’s normal pricing procedures. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.
With respect to any portion of an ETF's assets that may be invested in other mutual funds, the value of the ETF's shares is based on the NAV of the shares of the other mutual funds in which the ETF invests. The valuation methods used by mutual funds in pricing their shares, including the circumstances under which they will use fair value pricing and the effects of using fair value pricing, are included in the prospectuses of such funds. To the extent the ETF invests a portion of its assets in non-registered investment vehicles, the ETF's shares in the non-registered vehicles are fair valued at NAV.
With respect to an ETF's assets invested directly in securities, the ETF's investments are generally valued at current market prices. Equity securities, debt securities, options and futures are generally valued at the official closing price or, if none, the last reported sales price on the primary exchange or market on which they are listed (closing price).
Fair Value Measurement
The ETF has adopted Accounting Standards Codification ("ASC") Topic 820, Fair Value Measurements.  ASC Topic 820 defines fair value, establishes a framework for measuring fair value and expands disclosure about fair value measurements.

Trajan Wealth Income Opportunities ETF
Notes to Financial Statements
As of September 30, 2023
Various inputs are used in determining the value of the ETF's investments.  These inputs are summarized in the three broad levels listed below:
Level 1:	Unadjusted quoted prices in active markets for identical securities assets or liabilities that the funds have the ability to access.
Level 2:
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, credit spreads, yield curves, and market-collaborated input.

Level 3:
Unobservable inputs for the asset or liability to the extent that observable inputs are not available, representing the assumptions that a market participant would use in valuing the asset or liability at the measurement date; they would be based on the best information available, which may include the funds’ own data.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
In accordance with the Trust’s valuation policies and procedures and pursuant to Rule 2a-5 under the 1940 Act, the Board has appointed the Advisor as the valuation designee (the “Valuation Designee”). The Valuation Designee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value because fair value depends upon the circumstances of each individual case.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs as of September 30, 2023, for the ETF’s assets measured at fair value:
	Total	Level 1	Level 2	Level 3 (a)
Assets
Common Stocks (b)	$10,978,993	$10,978,993	$ -	-
Preferred Stocks (b)	14,309,431	14,309,431	-	-
Corporate Bonds (b)	6,637,532	-	6,637,532	-
Federal Agency	4,066,049	-	4,066,049	-
United States Treasury Notes	1,970,938	-	1,970,938	-
Short-Term Investment	429,671	429,671	-	-
Total Assets	$38,392,614	$25,718,095	$12,674,519	-

(a)	The ETF did not hold any Level 3 securities during the year.
(b)	Refer to the Schedule of Investments for a breakdown by sector.
Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income and expenses are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion/amortization of discounts and premiums using the effective interest method.  Gains and losses are determined on the identified cost basis, which is the same basis used for Federal income tax purposes.
Expenses
The ETF bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated according to methods reviewed annually by the Trustees.
Distributions
The ETF may declare and distribute dividends from net investment income, if any, quarterly. The ETF declares and distributes capital gains, if any, annually.  Dividends and distributions to shareholders are recorded on ex-date.

Trajan Wealth Income Opportunities ETF
Notes to Financial Statements
As of September 30, 2023
Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reporting period.  Actual results could differ from those estimates.
Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the ETF intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.
2.	Transactions with Related Parties and Service Providers
Advisor and Sub-Advisor
The ETF pays a monthly advisory fee to OBP Capital, LLC (the “Advisor”) calculated at the annual rate of 0.55% of the ETF’s average daily net assets.
The Advisor has engaged Trajan Wealth, LLC as the sub-advisor of the ETF (the “Sub-Advisor”) to provide day to day portfolio management of the ETF. The Advisor pays a monthly fee to the Sub-Advisor calculated at the annual rate of 0.45% of the ETF’s average daily net assets. The Sub-Advisor is paid directly by the Advisor out of the advisory fees disclosed above.
The ETF and the Sub-Advisor have entered into a contractual agreement (the “Expense Limitation Agreement”) with the Trust, on behalf of the ETF, under which the Sub-Advisor has agreed to waive or reduce its fees and to assume other expenses of the ETF, if necessary, in amounts that limit the ETF’s total operating expenses (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of ETF officers and Trustees and contractual indemnification of ETF service providers (other than the Adviser or Sub-Adviser)) and (viii) amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Act to not more than 0.85% of the average daily net assets of the ETF. The current term of the Expense Limitation Agreement is through January 31, 2024. While there can be no assurance that the Expense Limitation Agreement will continue after that date, it is expected to continue from year-to-year thereafter.
For the fiscal year ended September 30, 2023, the Advisor earned $170,381 in advisory fees before payment of sub-advisory fees noted below.
For the fiscal year ended September 30, 2023, the Sub-Advisor earned $139,403 in sub-advisory fees, of which $99,898 was waived pursuant to the Expense Limitation Agreement.
Administrator and Fund Accountant
The ETF pays a monthly fee to the ETF’s administrator and fund accountant, The Nottingham Company (the “Administrator” or “Fund Accountant”), based upon the average daily net assets of the ETF and calculated at the annual rates as shown in the schedule below, which is subject to a minimum of $1,667 per month.
A breakdown of the Administrator Fee schedule is as follows:
Net Assets	Annual Fee
On the first $250 million	0.070%
On the next $250 million	0.060%
On the next $500 million	0.040%
On all assets over $1 billion	0.035%

A breakdown of the Fund Accounting Fee schedule is as follows:
Base Fee	Asset-Based Fee
$1,667 per month minimum	1 basis point (0.01%) per year

The ETF incurred $ 32,450 in administration fees and $24,260 in fund accounting fees for the fiscal year ended September 30, 2023.

Trajan Wealth Income Opportunities ETF
Notes to Financial Statements
As of September 30, 2023
Compliance Services
The Nottingham Company, Inc. serves as the Trust’s compliance services provider including services as the Trust’s Chief Compliance Officer.  The Nottingham Company, Inc. is entitled to receive customary fees from the ETF for its services pursuant to the Compliance Services Agreement with the ETF. The ETF incurred $ 22,842 in compliance fees for the fiscal year ended September 30, 2023.
Transfer Agent
Nottingham Shareholder Services (the “Transfer Agent”) serves as transfer, dividend paying, and shareholder servicing agent for the ETF.  For its services, the Transfer Agent is entitled to receive compensation from the ETF pursuant to the Transfer Agent’s fee arrangements with the ETF.  Broadridge Solutions, Inc. also serves as the Sub-Transfer Agent. The ETF incurred $12,162 in transfer agent fees during the fiscal year ended September 30, 2023.
3.	Trustees and Officers
The Board is responsible for the management and supervision of the ETF. The Trustees approve all significant agreements between the Trust, on behalf of the ETF, and those companies that furnish services to the ETF; review performance of the Advisor and the ETF; and oversee activities of the ETF.  Officers of the Trust and Trustees who are interested persons of the Trust or the Advisor will receive no salary or fees from the Trust. Trustees who are not “interested persons” of the Trust or the Advisor within the meaning of the 1940 Act (the “Independent Trustees”) receive $5,000 per year payable quarterly and $2,000 per series in the Trust. The Trust will reimburse each Trustee and officer of the Trust for his or her travel and other expenses relating to attendance of Board meetings.  Additional fees may also be incurred during the year as special meetings are necessary in addition to the regularly scheduled meetings of the Board.
Certain officers of the Trust may also be officers of the Advisor or the Administrator.
4.	Purchases and Sales of Investment Securities
For the fiscal year ended September 30, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:
Purchases of Non- U.S. Government Securities	Proceeds from Sales of Non-U.S. Government Securities	Purchases of U.S. Government Securities	Proceeds from Sales of U.S. Government Securities	In-Kind Purchases	In-Kind Sales
$16,950,237	$4,287,430	$1,994,063	-	$3,053,229	-

5.	Federal Income Tax
Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.  The general ledger is adjusted for permanent book/tax differences to reflect tax character but is not adjusted for temporary differences.
Management has reviewed the ETF’s tax positions to be taken on the federal income tax returns for the fiscal years ended September 30, 2021 through September 30, 2023 and determined that the ETF does not have a liability for uncertain tax positions. The ETF recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended September 30, 2023, the ETF did not incur any interest or penalties.

Trajan Wealth Income Opportunities ETF
Notes to Financial Statements
As of September 30, 2023
Distributions during the years ended were characterized for tax purposes as follows:
	September 30, 2023	September 30, 2022
Ordinary Income	$1,447,525	$984,239

At September 30, 2023, the tax-basis cost of investments and components of accumulated deficit were as follows:
Cost of Investments	$42,545,058

Gross Unrealized Appreciation	808,017
Gross Unrealized Depreciation	(4,960,461)
Net Unrealized Depreciation	(4,152,444)

Undistributed Net Investment Income	88,233
Short Term Capital Loss Carryforward	(394,037)
Long Term Capital Loss Carryforward	(1,148,866)
Accumulated Deficit	(5,607,114)

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is primarily attributable to the deferral of losses from wash sales.
Capital Loss Carryforwards
Accumulated capital losses noted above represent net capital loss carryovers as of September 30, 2023, that are available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. The capital loss carryforwards have no expiration date.
6.	Concentration of Risk
At various times, the ETF may have cash, cash collateral, and due from broker balances that exceed federally insured limits. The ETF may have cash and cash equivalents on deposit with the custodians, which, at times, may exceed federally insured (“FDIC”) limits.
7.	Principal Risks
Preferred Securities Risk. Investing in preferred securities involves the following risks: (i) certain preferred securities contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred securities may be subject to redemption, including at the issuer’s call, and, in the event of redemption, the ETF may not be able to reinvest the proceeds at comparable or favorable rates of return; (iii) preferred securities are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments; (iv) preferred securities may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities; and (v) preferred securities may have a negative yield to call (negative return the ETF receives if the security is held until the call date), which could result in losses for the ETF and its shareholders if an issuer elects to call the security.
Financial Companies Risk. Financial companies, such as retail and commercial banks, insurance companies and financial services companies, are especially subject to the adverse effects of economic recession, currency exchange rates, extensive government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets, industries or products (such as commercial and residential real estate loans), competition from new entrants and blurred distinctions in their fields of business.
Energy Companies Risk. Issuers in energy-related industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels. Markets for various energy-related commodities can have significant volatility and are subject to control or manipulation by large producers or purchasers. Companies in the energy sector may need to make substantial expenditures, and to incur significant amounts of debt, in order to maintain or expand their reserves. Oil and gas exploration and production can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events, and economic conditions. These companies may be at risk for environmental damage claims.
Healthcare Companies Risk. The profitability of companies in the healthcare sector, as traditionally defined, including healthcare equipment and services companies, may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services, an increased emphasis on outpatient services, and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent production, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in price discounting and may be thinly capitalized and susceptible to product obsolescence.

Trajan Wealth Income Opportunities ETF
Notes to Financial Statements
As of September 30, 2023
Fixed Income Risk. When the ETF invests in fixed income securities, the value of your investment in the ETF will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the ETF. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the ETF later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the ETF, possibly causing the ETF's share price and total return to be reduced and fluctuate more than other types of investments.
Junk Bond Risk. The ETF may invest in junk bonds that are considered speculative. Junk bonds are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations and may be less liquid than higher-rated bonds. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.
Small and Mid-Cap Securities Risk. The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.
Nano and Micro-Cap Securities Risk. Nano and micro capitalization companies may be newly formed or have limited product lines, distribution channels and financial and managerial resources. The risks associated with those investments are generally greater than those associated with investments in the securities of larger, more established companies. This may cause the ETF’s net asset value to be more volatile when compared to investment companies that focus only on large capitalization companies.
REIT Risk. REITs typically own and operate income-producing real estate, such as residential or commercial buildings, or real estate related assets, including mortgages. As a result, investments in REITs are subject to the risks associated with investing in real estate, which may include, but are not limited to: fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate sector. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities. REITs may have also a relatively small market capitalization which may result in their shares experiencing less market liquidity and greater price volatility than larger companies. Increases in interest rates typically lower the present value of a REIT's future earnings stream and may make financing property purchases and improvements more costly. Because the market price of REIT stocks may change based upon investors' collective perceptions of future earnings, the value of the ETF will generally decline when investors anticipate or experience rising interest rates.
U.S. Government Securities Risk. Debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.
Extension Risk. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the issuer (or other obligated party) more slowly than anticipated, causing the value of these debt securities to fall. Rising interest rates tend to extend the duration of debt securities, making their market value more sensitive to changes in interest rates. The value of longer-term debt securities generally changes more in response to changes in interest rates than shorter-term debt securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.
Call/Prepayment Risk. During periods of falling interest rates, an issuer of a callable bond held by the ETF may “call” or repay the security before its stated maturity. This may cause the ETF to reinvest the proceeds in securities with lower yields, resulting in a decline in the ETF’s income.
Credit/Default Risk. Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement, or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or otherwise honor its obligations. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social, or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. Securities issued by the U.S. government have limited credit risk. Credit rating downgrades and defaults (failure to make interest or principal payment) may potentially reduce the ETF’s income and Share price.

Trajan Wealth Income Opportunities ETF
Notes to Financial Statements
As of September 30, 2023
Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the ETF’s assets and distributions may decline.
Interest Rate Risk. As interest rates rise, the value of fixed income securities held by the ETF are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, making them more volatile than securities with shorter durations. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy (including the Federal Reserve ending its “quantitative easing” policy of purchasing large quantities of securities issued or guaranteed by the U.S. government), rising inflation, and changes in general economic conditions. Interest rate changes can be sudden and unpredictable. Moreover, rising interest rates may lead to decreased liquidity in the bond markets, making it more difficult for the ETF to value or sell some or all its bond investments at any given time.
Changes in interest rates may also affect the ETF’s share price; for example, a sharp rise in interest rates could cause the ETF’s share price to fall. Securities with longer durations tend to be more sensitive to interest rate changes, making them more volatile than securities with shorter durations. Duration is an estimate of a security’s sensitivity to changes in prevailing interest rates that is based on certain factors that may prove to be incorrect. It is therefore not an exact measurement and may not be able to reliably predict a security’s price sensitivity to changes in interest rates.
Sector Risk. The ETF may focus its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the ETF's net asset value to fluctuate more than that of an ETF that does not focus in a particular sector.
Authorized Participant Risk. Only an authorized participant (“Authorized Participant” or “APs”) may engage in creation or redemption transactions directly with the ETF. The ETF has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). Authorized Participant concentration risk may be heightened for exchange-traded funds (ETFs), such as the ETF, that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.
ETF Structure Risks. The ETF is subject to the special risks, including:
o
Not Individually Redeemable. Shares are not individually redeemable and may be redeemed by the ETF at NAV only in large blocks known as “Creation Units.”  You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.

o
Trading Issues. An active trading market for the ETF’s shares may not be developed or maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. If the ETF’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the ETF’s shares.

o
Cash Purchases. To the extent Creation Units are purchased by APs in cash instead of in-kind, the ETF will incur certain costs such as brokerage expenses and taxable gains and losses. These costs could be imposed on the ETF and impact the ETF’s NAV if not fully offset by transaction fees paid by the APs.

o
Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

•
In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of ETF shares and the ETF’s net asset value.

•
To the extent authorized participants exit the business or are unable to process creations or redemptions and no other AP can step in to do so, there may be a significantly reduced trading market in the ETF’s shares, which can lead to differences between the market value of ETF shares and the ETF’s net asset value.

•
The market price for the ETF’s shares may deviate from the ETF’s net asset value, particularly during times of market stress, with the result that investors may pay significantly more or receive significantly less for ETF shares than the ETF’s net asset value, which is reflected in the bid and ask price for ETF shares or in the closing price.

Trajan Wealth Income Opportunities ETF
Notes to Financial Statements
As of September 30, 2023

•
When all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the ETF’s shares is open, there may be changes from the last quote of the closed market and the quote from the ETF’s domestic trading day, which could lead to differences between the market value of the Fund’s shares and the ETF’s net asset value.

•
In stressed market conditions, the market for the ETF’s shares may become less liquid in response to the deteriorating liquidity of the ETF’s portfolio. This adverse effect on the liquidity of the ETF’s shares may, in turn, lead to differences between the market value of the ETF’s shares and the ETF’s net asset value.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the ETF from buying or selling certain securities or financial instruments. In these circumstances, the ETF may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.
COVID-19 and Other Infectious Illnesses Risk. The outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many countries or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak, or other infectious illness outbreaks that may arise in the future, may exacerbate other pre-existing political, social and economic risks in certain countries or globally. As such, issuers of debt securities with operations, productions, offices, and/or personnel in (or other exposure to) areas affected with the virus may experience significant disruptions to their business and/or holdings. The potential impact on the credit markets may include market illiquidity, defaults and bankruptcies, among other consequences, particularly on issuers in the airline, travel and leisure and retail sectors.  The extent to which COVID-19 or other infectious illnesses will affect the ETF, the ETF’s service providers’ and/or issuer’s operations and results will depend on future developments, which are highly uncertain and cannot be predicted, including new information that may emerge concerning the severity of COVID-19 or other infectious illnesses and the actions taken to contain COVID-19 or other infectious illnesses. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the ETF invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of the ETF’s investments may be negatively affected by such events. If there is a significant decline in the value of the ETF’s portfolio, this may impact the ETF’s asset coverage levels for certain kinds of derivatives and other portfolio transactions. The duration of the COVID-19 outbreak, or any other infectious illness outbreak that may arise in the future, and its impact on the global economy cannot be determined with certainty.
Asset Class Risk. Securities and other assets in the ETF’s portfolio may underperform in comparison to the general financial markets, a particular financial market, or other asset classes.
Non-Diversification Risk. The ETF may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the ETF’s performance may depend on the performance of a small number of issuers.
Cyber Security Risk. The ETF is susceptible to operational risk through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the ETF to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the ETF to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the ETF’s digital information systems through “hacking” or malicious software coding buy may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the securities issuers or the ETF’s third party service providers, such as its administrator, transfer agent, custodian, or subadvisor, or issuers in which the ETF invests, can also subject the ETF to many of the same risks associated with direct cyber security breaches.  Although the ETF has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed. The ETF has no direct control over the cyber security systems of issuers or third-party service providers.

Trajan Wealth Income Opportunities ETF
Notes to Financial Statements
As of September 30, 2023
Management Risk. The ETF is subject to management risk because it is an actively managed portfolio. In managing the ETF’s portfolio securities, the Sub-Advisor will apply investment techniques and risk analyses in making investment decisions for the ETF, but there can be no guarantee that these will produce the desired results. The Sub-Advisor’s decisions relating to the ETF’s duration will also affect the ETF’s yield, and in unusual circumstances will affect its share price. To the extent that the Sub-Advisor anticipates interest rates imprecisely, the ETF’s yield at times could lag those of other similarly managed funds.
Market Risk. Market risk is the risk that a particular security, or shares of the ETF in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the ETF could decline in value or underperform other investments.
New Advisor Risk. The Advisor and Sub-Advisor have each only recently begun serving as an investment advisor to ETFs. As a result, investors do not have a long-term track record of managing an ETF from which to judge the Advisor or the Sub-Advisor, and the Advisor and Sub-Advisor may not achieve the intended result in managing the ETF.
New Fund Risk. The ETF has a limited history of operations. Accordingly, investors in the ETF bear the risk that the ETF may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the ETF being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.
Non-Diversification Risk. The ETF may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the ETF’s performance may depend on the performance of a small number of issuers.
Valuation Risk. Unlike publicly traded securities that trade on national securities exchanges, there is no central place or exchange for trading most debt securities. Debt securities generally trade on an “over-the-counter” market. Due to the lack of centralized information and trading, the valuation of debt securities may carry more uncertainty and risk than that of publicly traded securities. Accordingly, determinations of the fair value of debt securities may be based on infrequent and dated information. Also, because the available information is less reliable and more subjective, elements of judgment may play a greater role in valuation of debt securities than for other types of securities.
8.	Commitments and Contingencies
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the ETF.  In addition, in the normal course of business, the Trust enters into contracts with its service providers, on behalf of the ETF, and others that provide for general indemnifications.  The ETF’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the ETF.  The ETF expects risk of loss to be remote.
9.	Subsequent Events
In accordance with GAAP, management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of the financial statements. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Trajan Wealth Income Opportunities ETF
and Board of Trustees of Spinnaker ETF Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Trajan Wealth Income Opportunities ETF (the “Fund”), a series of Spinnaker ETF Series, as of September 30, 2023, the related statements of operations and changes in net assets, the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations, changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial statements and financial highlights for the year ended September 30, 2022, and prior, were audited by other auditors whose report dated November 29, 2022, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2023.
COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
November 29, 2023

Trajan Wealth Income Opportunities ETF
Additional Information (Unaudited)
As of September 30, 2023

1.	Proxy Voting Policies and Voting Record
Copies of the Advisor’s and Sub-Advisor’s Proxy Voting Policies and Procedures are included as Appendix A to the ETF’s Statement of Additional Information and are available, without charge, upon request, by calling 800-773-3863, and on the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov. Information regarding how the ETF voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available (1) without charge, upon request, by calling the ETF at the number above and (2) on the SEC’s website at http://www.sec.gov.
2.	Quarterly Portfolio Holdings
The ETF files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT.  The ETF’s Form N-PORT is available on the SEC’s website at http://www.sec.gov.  You may also obtain copies without charge, upon request, by calling the ETF at 800-773-3863.
3.	Tax Information
We are required to advise you within 60 days of the ETF’s fiscal year-end regarding federal tax status of certain distributions received by shareholders during each fiscal year.  The following information is provided for the ETF’s fiscal year ended September 30, 2023.
During the fiscal year, the ETF paid $1,447,525 in income distributions.
Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income.  However, many retirement plans may need this information for their annual information meeting.
4.	Schedule of Shareholder Expenses
As a shareholder of the ETF, you incur ongoing costs, including management fees and other ETF expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the ETF and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the fiscal period from April 1, 2023 through September 30, 2023.
Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the ETF’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the ETF’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the ETF and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Value 4/1/2023	Ending Value 9/30/2023	Expense Paid During Period*	Annualized Expense Ratio*
Actual	$1,000.00	$993.10	$4.22	0.85%
Hypothetical	1,000.00	1,041.51	4.32	0.85%
*Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent period, divided by the number of days in the fiscal year (to reflect the six month period).
5.	Approval of Investment Advisory Agreement
In connection with the regular Board meeting held on March 16, 2023, the Board, including a majority of the Independent Trustees, discussed the approval of a management agreement between the Trust and the Advisor, with respect to the Fund (the "Investment Advisory Agreement"). The Trustees were assisted by legal counsel throughout the review process. The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Investment Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Investment Advisory Agreement.  In connection with their deliberations regarding approval of the Investment Advisory Agreement, the Trustees reviewed materials prepared by the Advisor.

Trajan Wealth Income Opportunities ETF
Additional Information (Unaudited)
As of September 30, 2023
In deciding on whether to approve the renewal of the Investment Advisory Agreement, the Trustees considered numerous factors, including:
(i)
Nature, Extent, and Quality of Services.  The Trustees considered the responsibilities of the Advisor under the Investment Advisory Agreement.  The Trustees reviewed the services being provided by the Advisor to the Fund including, without limitation, the quality of its investment advisory services since inception and its coordination of services among the service providers. The Trustees evaluated the Advisor’s staffing, personnel, and methods of operating; the education and experience of the Advisor’s personnel; compliance program; and the financial condition of the Advisor. It was noted that there were minor changes in the personnel of the Advisor.

After reviewing the foregoing information and further information in the memorandum from the Advisor (e.g., descriptions of the Advisor’s business, compliance program, and Form ADV), the Board concluded that the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for the Fund.
(ii)
Performance.  The Trustees compared the performance of the Fund with the performance of comparable funds with similar strategies managed by other investment advisers, and applicable peer group data (e.g., Morningstar/Lipper peer group average). The Trustees noted that the Fund had outperformed the peer group average for the one-year and since inception periods. The Trustees also noted that the Fund has outperformed the category average for the since inception period. The Trustees also discussed the performance of the Fund compared to its benchmark indices and noted that the Fund had outperformed all but the S&P 400 Mid Cap Index for the since inception period. For the one-year period, the Fund outperformed the S&P Preferred Stock Index and the blended index but had underperformed the Bloomberg U.S. Aggregate TR Index and S&P 400 Mid Cap Index. It was noted that the underperformance was primarily due to the fee structure of the Fund. The Trustees also considered the Advisor’s role in supervising the investment activity of the Sub-Advisor.

After reviewing the investment performance of the Fund, the Advisor’s experience managing the Fund, the historical investment performance, and other factors, the Board concluded that the investment performance of the Fund and the Advisor was satisfactory.
(iii)
Fees and Expenses.  The Trustees compared the management fee and expense ratio of the fund to other comparable funds and noted that the management fee was slightly below the peer group average, but higher than the category average although it was within the range of fees charge by the funds in the category.

Following this comparison, and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Advisor were not unreasonable in relation to the nature and quality of the services provided by the Advisor and that they reflected charges that were within a range of what could have been negotiated at arm’s length.
(iv)
Profitability. The Board reviewed the Advisor’s profitability analysis in connection with its management of the Fund over the past twelve months. The Board noted that the Advisor did not realize a profit for the prior twelve months of operations. It was noted this was due to a voluntary waiver of advisory fees throughout the year. The Board considered the profit realized and concluded that the Advisor’s level of profitability was not excessive.

(v)
Economies of Scale. In this regard, the Trustees reviewed the Fund’s operational history and noted that the size of the Fund had not provided an opportunity to realize economies of scale. The Trustees then reviewed the Fund’s fee arrangements for breakpoints or other provisions that would allow the Fund’s shareholders to benefit from economies of scale in the future as the Fund grows. The Trustees determined that the maximum management fee would stay the same regardless of the Fund’s asset levels but noted the Advisor’s willingness to consider the breakpoints in the future as assets grow.

Conclusion. Having reviewed and discussed in depth such information from the Advisor as the Trustees believed to be reasonably necessary to evaluate the terms of the Investment Advisory Agreement and as assisted by the advice of legal counsel, the Trustees concluded that renewal of the Investment Advisory Agreement was fair and reasonable and in the best interest of the shareholders of the Fund.

Trajan Wealth Income Opportunities ETF
Additional Information (Unaudited)
As of September 30, 2023
6.	Approval of Investment Sub-Advisory Agreement
In connection with the quarterly Board meeting held on March 16, 2023, the Board, including a majority of the Independent Trustees, discussed the approval of the renewal of the management agreement, between the Trust and the Sub-Advisor, with respect to the Fund (the "Investment Sub-Advisory Agreement").
The Trustees were assisted by legal counsel throughout the review process.  The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Investment Sub-Advisory Agreement and the weight to be given to each factor considered.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Investment Sub-Advisory Agreement.  In connection with their deliberations regarding approval of the Investment Sub-Advisory Agreement, the Trustees reviewed materials prepared by the Sub-Advisor.
In deciding on whether to approve the renewal of the Investment Advisory Agreement, the Trustees considered numerous factors, including:
(i)
Nature, Extent, and Quality of Services.  The Trustees considered the responsibilities of the Sub-Advisor under the Investment Sub-Advisory Agreement. The Trustees reviewed the services being provided by the Sub-Advisor to the Fund including, without limitation, the quality of its investment sub-advisory services since the Fund’s inception (including research and recommendations with respect to portfolio securities; its procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives, policies, and limitations. The Trustees evaluated: the Sub-Advisor’s staffing, personnel, and methods of operating; the education and experience of the Sub-Advisor’s personnel; the Sub-Advisor’s compliance program; and the Sub-Advisor’s financial condition. It was noted that the Sub-Advisor had added two additional members to their team.

After reviewing the foregoing information and further information in the memorandum from the Sub-Advisor (e.g., descriptions of the Sub-Advisor’s business, compliance program, and ADV), the Board concluded that the nature, extent, and quality of the services provided by the Sub-Advisor were satisfactory and adequate for the Fund.
(ii)
Performance.  The Trustees compared the performance of the Fund with the performance of comparable funds with similar strategies managed by other investment advisers, and applicable peer group data (e.g., Morningstar/Lipper peer group average). The Trustees noted that the Fund had outperformed the peer group average for the one-year and since inception periods. The Trustees also noted that the Fund had outperformed the category average for the one-year period, but slightly underperformed the category average for the since inception period. The Trustees also discussed the performance of the Fund compared to its benchmark indices and noted that the Fund had outperformed all but the S&P 400 Mid Cap Index for the since inception period. For the one-year period, the Fund had outperformed the S&P Preferred Stock Index and the blended index, but had underperformed the Bloomberg U.S. Aggregate TR Index and S&P 400 Mid Cap Index. It was noted that the underperformance was primarily due to the fee structure of the Fund.

After reviewing the investment performance of the Fund, the Sub-Advisor’s experience managing the Fund, the historical investment performance, and other factors, the Board concluded that the investment performance of the Fund and the Sub-Advisor was satisfactory.
(iii)
Fees and Expenses.  The Trustees first noted the management fee for the Fund under the Investment Sub-Advisory Agreement. The Trustees compared the management fee of the Fund to other comparable accounts managed by the Sub-Advisor and noted the management fee was below that charged to the other accounts managed by the Sub-Advisor.

Following this comparison, and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Sub-Advisor were not unreasonable in relation to the nature and quality of the services provided by the Sub-Advisor and that they reflected charges that were within a range of what could have been negotiated at arm’s length.
(iv)
Profitability.  The Board reviewed the Sub-Advisor’s profitability analysis in connection with its management of the Fund over the past twelve months. The Board noted that the Sub-Advisor did not realize a profit for the prior twelve months of operations.  The Trustees discussed the profitability level of the Sub-Advisor, noting, among other factors and circumstances, that the level of profitability was not excessive.

(v)
Economies of Scale.  In this regard, the Trustees reviewed the Fund’s operational history and noted that the size of the Fund had not provided an opportunity to realize economies of scale. The Trustees then reviewed the Fund’s fee arrangements for breakpoints or other provisions that would allow the Fund’s shareholders to benefit from economies of scale in the future as the Fund grows. The Trustees determined that the maximum management fee would stay the same regardless of the asset levels. It was pointed out that breakpoints in the advisory fee could be reconsidered in the future as the ETF grows.

Trajan Wealth Income Opportunities ETF
Additional Information (Unaudited)
As of September 30, 2023
Conclusion. Having reviewed and discussed in depth such information from the Sub-Advisor as the Trustees believed to be reasonably necessary to evaluate the terms of the Investment Sub-Advisory Agreement and as assisted by the advice of legal counsel, the Trustees concluded that renewal of the Investment Sub-Advisory Agreement was fair and reasonable and in the best interest of the shareholders of the Fund.
7.	Information about Trustees and Officers
The business and affairs of the ETF and the Trust are managed under the direction of the Board of Trustees of the Trust.  Information concerning the Trustees and officers of the Trust and ETF is set forth below.  Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The Statement of Additional Information of the ETF includes additional information about the Trustees and officers and is available, without charge, upon request by calling the ETF toll-free at 800-773-3863.  The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27804.  The Independent Trustees received aggregate compensation of $7,000 during the fiscal year ended September 30, 2023, from the ETF for their services to the ETF and Trust.
Name and Date of Birth	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Thomas R. Galloway (10/1963)	Independent Trustee, Chairman	Since 12/16	Independent Investor since 2012.	4	Independent Trustee of the Wonderfund Trust for all its series since 2021 and Volt ETF Trust for all of its series since 2016 (all registered investment companies).
Jesse S. Eberdt, III (10/1959)	Independent Trustee	Since 12/16	Managing Director at Tempus Durham, LLC (advisory firm) since 2010.	4	None.

Name and Date of Birth	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years
Officers
Katherine M. Honey (09/1973)	President and Principal Executive Officer	Since 12/16	President of The Nottingham Company since 2018. EVP of The Nottingham Company from 2008 to 2018.
Pete McCabe (09/1972)	Treasurer, Principal Accounting Officer, and Principal Financial Officer	Since 05/23	Chief Operating Officer, The Nottingham Company since 2018.
Tracie A. Coop (12/1976)	Secretary	Since 12/19	General Counsel, The Nottingham Company since 2019. Formerly, Vice President and Managing Counsel, State Street Bank and Trust Company from 2015 to 2019.
Andrea M. Knoth (09/1983)	Chief Compliance Officer	Since 05/22
Director of Compliance, The Nottingham Company since 2022. Formerly, Senior Fund Compliance Administrator, Ultimus Fund Solutions from 2019 to 2022. Formerly, Associate Director of Operational Compliance, Barings from 2018 to 2019. Formerly, Senior Fund Compliance Administrator, Gemini Fund Services from 2012 to 2018.

Trajan Wealth Income Opportunities ETF
is a series of
Spinnaker ETF Series

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:
Nottingham Shareholder Services 116 South Franklin Street Post Office Box 69 Rocky Mount, North Carolina 27802-0069	OBP Capital, LLC 116 South Franklin Street Rocky Mount, North Carolina 27804
Telephone:	Telephone:
800-773-3863	800-773-3863
World Wide Web @:	World Wide Web @:
ncfunds.com	trajanwealthetf.com

(b) Not applicable.

Item 2.	CODE OF ETHICS.
(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)	During the period covered by this report, there have been no substantive amendments to the provisions of the Code of Ethics.
(d)	During the period covered by this report, the registrant did not grant any waivers to the provisions of the Code of Ethics.
(f)(1)	A copy of the Code of Ethics is filed with this Form N-CSR as Exhibit 13(a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
At this time, the registrant’s Board of Trustees has determined that the collective knowledge and experience provided by the members of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees – Audit fees billed for the Trajan Wealth Income Opportunities ETF (the “Fund”), a series of the Trust, for the last two fiscal years are reflected in the tables below.
For the fiscal year ended September 30, 2022, these amounts represent aggregate fees billed for professional services rendered by the registrant’s independent accountant, BBD, LLP (“Former Accountant”), in connection with the annual audit of the registrant’s financial statements and for services that are normally provided by the Former Accountant in connection with the registrant’s statutory and regulatory filings for those fiscal years.
Fund	September 30, 2022
Trajan Wealth Income Opportunities ETF	$14,000

For the fiscal year ended September 30, 2023, these amounts represent aggregate fees billed for professional services rendered by the registrant’s independent accountant, Cohen & Company, Ltd. (“Accountant”), in connection with the annual audit of the registrant’s financial statements and for services that are normally provided by the Accountant in connection with the registrant’s statutory and regulatory filings for those fiscal years.
Fund	September 30, 2023
Trajan Wealth Income Opportunities ETF	$14,000
(b)	Audit-Related Fees – Audit-Related fees billed for the Fund for the last two fiscal years are reflected in the table below.
These amounts represent fees billed in the fiscal year ended September 30, 2022 for professional services rendered by the Former Accountant in connection with two semi-annual examinations and a surprise examination of the 17f-1 security counts.

Fund	September 30, 2022
Trajan Wealth Income Opportunities ETF	$5,500

These amounts represent fees billed in the fiscal year ended September 30, 2023 for professional services rendered by the Accountant in connection with two semi-annual examinations and a surprise examination of the 17f-1 security counts.
Fund	September 30, 2023
Trajan Wealth Income Opportunities ETF	$0
(c)
Tax Fees – The tax fees billed in the fiscal year ended September 30, 2022 for professional services rendered by the Former Accountant for tax compliance, tax advice, and tax planning are reflected in the table below. These services were for the completion of the Fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	September 30, 2022
Trajan Wealth Income Opportunities ETF	$3,000

The tax fees billed in the fiscal year ended September 30, 2023 for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning are reflected in the table below. These services were for the completion of the Fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.
Fund	September 30, 2023
Trajan Wealth Income Opportunities ETF	$3,150
(d)
All Other Fees – There were no other fees billed in the fiscal year ended September 30, September 30, 2022, for products and services provided by the Former Accountant, other than the services reported in paragraphs (a) through (c) of this item.

There were no other fees billed in the fiscal year ended September 30, 2023, for products and services provided by the Accountant, other than the services reported in paragraphs (a) through (c) of this item.
(e)(1)
The registrant’s Board of Trustees pre-approved the engagement of the Former Accountant for the fiscal year ended September 30, 2022, at an audit committee meeting of the Board of Trustees called for such purpose. The registrant’s Board of Trustees pre-approved the engagement of the Accountant for the fiscal year ended September 30, 2022, at an audit committee meeting of the Board of Trustees called for such purpose; and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose.  The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)	Not applicable.
(g)
Aggregate non-audit fees billed by the Former Accountant to the Fund for services rendered for the fiscal year ended September 30, 2022, are reflected in the table below. There were no fees billed by the Accountant for non-audit services rendered to the Fund’s investment adviser, or any other entity controlling, controlled by, or under common control with the Fund’s investment adviser for the fiscal year ended September 30, 2022.

Fund	September 30, 2022
Trajan Wealth Income Opportunities ETF	$3,000

Aggregate non-audit fees billed by the Accountant to the Fund for services rendered for the fiscal year ended September 30, 2023, are reflected in the table below. There were no fees billed by the Accountant for non-audit services rendered to the Fund’s investment advisor, or any other entity controlling, controlled by, or under common control with the Fund’s investment advisor for the fiscal year ended September 30, 2023.
Fund	September 30, 2023
Trajan Wealth Income Opportunities ETF	$3,150

(h)	Not applicable.
(i)	Not applicable.
(j)	Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
(a)
The registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act of 1934 and has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934. The registrant’s audit committee members are Thomas R. Galloway and Jesse S. Eberdt, III.

(b)	Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS.
A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None.

Item 11.	CONTROLS AND PROCEDURES.
(a)
The President and Principal Executive Officer and the Treasurer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934, as of a date within 90 days of the filing of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

Item 13.	EXHIBITS.
(a)(1)	Code of Ethics required by Item 2 of Form N-CSR is filed herewith.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are filed herewith.
(a)(3)	Not applicable.
(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Spinnaker ETF Series

/s/ Katherine M. Honey
Date: December 8, 2023	Katherine M. Honey President and Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Katherine M. Honey
Date: December 8, 2023	Katherine M. Honey President and Principal Executive Officer

/s/ Peter McCabe
Date: December 8, 2023	Peter McCabe Treasurer, Principal Accounting Officer, and Principal Financial Officer